File Nos. 33-30703
                                                                       811-5872


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]


         Pre-Effective Amendment No.                                       [  ]


         Post-Effective Amendment No. 14                                   [ X ]


                                                                          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]


         Amendment No. 14                                                  [ X ]


                        (Check appropriate box or boxes.)

                  GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                  c/o The Dreyfus Corporation
                  200 Park Avenue, New York, New York         10166
                  (Address of Principal Executive Offices)    (Zip Code)

         Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


                  immediately upon filing pursuant to paragraph (b)
         ----

          X       on February 1, 2000 pursuant to paragraph (b)
         ----

                  60 days after filing pursuant to paragraph (a)(i)
         ----

                  on     (date)      pursuant to paragraph (a)(i)
         ----

                  75 days after filing pursuant to paragraph (a)(ii)
         ----

                  on     (date)      pursuant to paragraph (a)(ii) of Rule 485

         ----


If appropriate, check the following box:

                  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
         ----



General California Municipal Bond Fund, Inc.

Investing for income exempt from federal and California state income taxes


PROSPECTUS February 1, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE FUND
----------------------------------------------------

                             2    Goal/Approach

                             3    Main Risks

                             4    Past Performance

                             5    Expenses

                             6    Management

                             7    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

                             8    Account Policies

                            11    Distributions and Taxes

                            12    Services for Fund Investors

                            14    Instructions for Regular Accounts

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                  Back Cover

What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

The Fund

General California Municipal Bond Fund, Inc.
--------------------------------

Ticker Symbol: GCABX

GOAL/APPROACH


The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds the interest from which is exempt from federal and California state personal income taxes.

The fund will invest at least 65% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, it may invest up to 35% of its net assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.




Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand



INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, rating organizations assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.



<PAGE 2>

MAIN RISKS


Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and therefore in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money.


Other risk factors could have an effect on the fund's performance:

* if an issuer fails to make timely interest or principal payments or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

* California's economy and revenues underlying municipal obligations may decline

* investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the state

* lower-rated, higher yielding municipal obligations are subject to greater credit risk than investment grade obligations; lower-rated bonds tend to be more volatile and less liquid


Although the fund's objective is to generate income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable bonds and/or municipal bonds that are exempt only from federal personal income tax.


Other potential risks


The fund, at times, may invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.


The Fund



<PAGE 3>

PAST PERFORMANCE


The tables below show some of the risks of investing in the fund. The first table shows the changes in the fund's performance from year to year. The second table compares the fund's performance over time to that of the Lehman Brothers Municipal Bond Index, an unmanaged total-return municipal bond performance benchmark. Both tables assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)


 7.74   10.94    8.63   13.70   -7.02   18.00    4.30    8.82    5.50   -5.90
   90      91      92      93      94      95      96      97      98      99


BEST QUARTER:                                 Q1 '95         +7.32%

WORST QUARTER:                                Q1 '94         -5.80%
                        --------------------------------------------------------


Average annual total return AS OF 12/31/99

                             1 Year               5 Years            10 Years
--------------------------------------------------------------------------------


FUND                         -5.90%               5.86%                6.20%

LEHMAN BROTHERS
MUNICIPAL
BOND INDEX                   -2.06%               6.91%                6.89%




What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.



<PAGE 4>

EXPENSES


As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. Although the fund's board has adopted a Rule 12b-1 distribution plan, the fund currently does not intend to implement the plan and will only do so if prior written notice is given to shareholders.


                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                    0.10%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN 15 DAYS
                        --------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.60%

Rule 12b-1 fee (distribution and servicing)                               0.25%

Shareholder services fee                                                  0.07%

Other expenses                                                            0.11%

                        --------------------------------------------------------

TOTAL                                                                     1.03%

                        --------------------------------------------------------

Expense example

1 Year                 3 Years                5 Years                  10 Years

--------------------------------------------------------------------------------


$105                    $328                   $569                      $1,259



                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.


RULE 12B-1 FEE: a fee to reimburse the fund's distributor for distributing the fund's shares and pay Dreyfus for advertising and shareholder account service and maintenance. Because this fee would be paid out of the fund's assets, if implemented, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Since the Rule 12b-1 plan has not been implemented, total fund operating expenses were 0.78%.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse Dreyfus Service Corporation for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.


<PAGE 5>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $450 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


A. Paul Disdier has managed the fund since 1989 and has been employed by Dreyfus since February 1988.


Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.



Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.


Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.



<PAGE 6>

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                     YEAR ENDED SEPTEMBER 30,

                                                                    1999          1998         1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                13.91         13.51        13.35         13.30        12.90

Investment operations:

      Investment income -- net                                        .65           .67          .69           .70          .73

      Net realized and unrealized gain (loss)
      on investments                                               (1.13)           .48          .41           .19          .48

Total from investment operations                                    (.48)          1.15         1.10           .89         1.21

Distributions:

      Dividends from investment
      income -- net                                                 (.65)         (.68)        (.70)         (.68)        (.73)

      Dividends from net realized gain
      on investments                                                (.17)         (.07)        (.24)         (.16)        (.08)

Total distributions                                                 (.82)         (.75)        (.94)         (.84)        (.81)

Net asset value, end of period                                      12.61         13.91        13.51         13.35        13.30

Total return (%)                                                   (3.62)          8.76         8.56          6.85         9.82
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                           .78           .77          .76           .76          .76

Ratio of net investment income
to average net assets (%)                                            4.85          4.91         5.15          5.25         5.66

Portfolio turnover rate (%)                                         51.80         63.60        90.03        164.93        83.31
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                             258,586       296,010      291,545       296,798      317,835



The Fund


<PAGE 7>

Your Investment

ACCOUNT POLICIES

Buying shares


YOUR PRICE FOR FUND SHARES is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open.

YOUR ORDER WILL BE PRICED at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.


                        --------------------------------------------------------

Minimum investments

                                                Initial      Additional
                        --------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR
                                                             TELETRANSFER
                                                             INVESTMENTS

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

                        All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating NAV, the fund's investments are valued by an independent pricing service approved and supervised by the fund's board.


<PAGE 8>

Selling shares


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:


* if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment

* if you are selling or exchanging shares you have owned for less than 15 days, the fund may deduct a 0.10% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment)


                        --------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
-----------------------------------------------------------------------------


CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $500          $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment



<PAGE 9>

ACCOUNT POLICIES (CONTINUED)

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Third-party investments


If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.




<PAGE 10>


DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


THE FUND ANTICIPATES THAT VIRTUALLY ALL OF ITS INCOME DIVIDENDS will be exempt from federal and California state personal income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:


                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     GENERALLY       GENERALLY
DIVIDENDS                                  TAX EXEMPT      TAX EXEMPT

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              10%             20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability. Of course, withdrawals and distributions from tax-deferred accounts are taxable when received.


The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.



<PAGE 11>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.


Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.



<PAGE 12>

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.


24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you.



Your Investment

<PAGE 13>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9387, Providence, RI 02940-9387


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:


* ABA# 021000018


* DDA# 8900051736

* the fund name

* your Social Security or tax ID number

* name(s) of investor(s)

Call us to obtain an account number. Return your application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:


* ABA# 021000018


* DDA# 8900051736

* the fund name

* your account number

* name(s) of investor(s)


ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.


TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

   WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

     ________________


<PAGE 14>

TO SELL SHARES

Write a redemption check OR letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9671, Providence, RI 02940-9671


WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.


TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

     ________________


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment



<PAGE 15>

NOTES

For More Information

                        General California Municipal Bond Fund, Inc.
                        -----------------------------

                        SEC file number:  811-5872

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000 Dreyfus Service Corporation                                  131P0200

                 GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2000



      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of General California Municipal Bond Fund, Inc. (the "Fund"), dated February 1, 2000, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call toll free 1-800-645-6561.

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.



                                TABLE OF CONTENTS



                                                                Page
      Description of the Fund....................................B-2
      Management of the Fund....................................B-16
      Management Arrangements...................................B-20
      How to Buy Shares.........................................B-23
      Service Plan..............................................B-25
      Shareholder Services Plan.................................B-26
      How to Redeem Shares......................................B-27
      Shareholder Services......................................B-30
      Determination of Net Asset Value..........................B-33
      Dividends, Distributions and Taxes........................B-33
      Portfolio Transactions....................................B-36
      Performance Information...................................B-37
      Information About the Fund................................B-38
      Counsel and Independent Auditors..........................B-40
      Appendix A................................................B-41
      Appendix B................................................B-61




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                             DESCRIPTION OF THE FUND

      The Fund is a Maryland corporation formed on August 18, 1989. The Fund is an open-end management investment company, known as a municipal bond fund.

      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

      The following information supplements and should be read in conjunction with the Fund's Prospectus.


      Municipal Obligations. The Fund will invest primarily in the debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of California personal income taxes (collectively, "California Municipal Obligations"). To the extent acceptable, California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California income tax. The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.


Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although, "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of the potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

      The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.


Ratings of Municipal Obligations. The Fund will invest at least 65% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, collectively with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 35% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 65% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

      The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended September 30, 1999, computed on a monthly basis, was as follows:


                                                              Percentage of
      Fitch       or       Moody's      or        S&P             Value


      AAA                  Aaa                    AAA               41.0%
      AA                   Aa                     AA                 8.1%
      A                    A                      A                 21.4%
      BBB                  Baa                    BBB               22.0%
      BB                   Ba                     BB                  .6%
      F-1+/F-1             VMIG1/MIG1, P-1        SP-1+/SP-1, A-1     .9%
      Not Rated            Not Rated              Not Rated          6.0%*

                                                                   ------
                                                                   100.0%


      Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by a Rating Agency for Municipal Obligations may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

* Included in the Not Rated category are securities comprising 6.0% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.5%), A/A (.1%), Baa/BBB (1.7%) and Ba/BB (.7%).



      Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes". Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from California personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


      Zero Coupon Securities. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date) and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


      Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


Investment Techniques

      The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

      Derivatives. The Fund may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


      However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.


      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.


Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.


      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.


      Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

      Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker", a part of the interest earned from the investment of collateral received for securities loaned.

      Borrowing Money. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

      Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Considerations and Risks

      Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

      Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


      Investing in California Municipal Obligations. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of bond funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. You should review "Appendix A" which more fully sets forth these and other risk factors.

     Lower Rated Bonds. The Fund may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as junk bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation.


      These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

      The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with the Distributor or any other persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, in which the Fund may invest up to 5% of its total assets. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

      Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

      The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

            1. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus and Statement of Additional Information.

            2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options do not involve any borrowings for purposes of this restriction.

            3. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in futures, including those relating to indices, and options on futures contracts or indices.

            4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

            5. Purchase, hold or deal in real estate, real estate investment trust securities or oil and gas interests, but the Fund may invest in Municipal Obligations secured by real estate or interests therein.

            6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices, as described in the Fund's Prospectus and Statement of Additional Information.

            7. Lend any funds or other assets, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

            8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            9. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

            10. Pledge, mortgage, hypothecate, or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings, and except to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts, including those relating to indices, and options on futures contracts or indices.

            11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      In addition, the Fund will not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 3, 6 and 10 may be deemed to give rise to a senior security.

      For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation.....................Investment Adviser
      Premier Mutual Fund Services, Inc...........Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian


      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 56 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander &
      Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, IMS Health, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI WorldCom and Mutual of America Life Insurance Company. He is 66 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, Board Member. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 56 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10012.

ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions and has published many articles on subjects in the field of psychoanalysis. He is 67 years old and his address is 23 East 92nd Street, New York, New York 10128.

NATHAN LEVENTHAL, Board Member. President of Lincoln Center for the Performing
      Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 until March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government from June 1994 until June 1997. He is 56 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

      The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 1999, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1999, was as follows:


                                                             Total Compensation
                                             Aggregate       from Fund and Fund
Name of Board                            Compensation from     Complex Paid to
    Member                                       Fund**         Board Member



Joseph S. DiMartino                            $6,250         $642,177.32 (189)

Peggy C. Davis                                 $5,000          $68,377.72 (29)

Clifford L. Alexander, Jr.                     $5,000          $85,377.72 (43)

Ernest Kafka                                   $5,000          $68,377.72 (29)

Saul B. Klaman***                              $5,000          $68,377.72 (29)

Nathan Leventhal                               $5,000          $68,377.72 (29)

---------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $768 for all Board members as a group.
*** Emeritus Board Member as of January 18, 2000.


Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
      Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 42 years old.

MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 40 years old.


*FREDERICK C. DEY, Vice President, Assistant Treasurer and Assistant
      Secretary. Vice President, New Business Development of Funds Distributor, Inc. since September 1994, and an officer of other investment companies advised or administered by the Manager. He is 38 years old.

STEPHANIE D. PIERCE, Vice President, Assistant Secretary and Assistant
      Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 31 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. She is 35 years old.

*GEORGE A. RIO, Vice President and Assistant Treasurer.  Executive Vice
      President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 44 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
      President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. He is 37 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
      President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. He is 30 years old.

*KAREN JACOPPO-WOOD, Vice President and Assistant Secretary. Vice President and Senior Counsel of Funds Distributor, Inc. since February 1997, and an officer of other investment companies advised or administered by the Manager. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 33 years old.

CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
      President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. He is 35 years old.

KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Manager of
      Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 27 years old.

ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
      President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 38 years old.

      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166, except those officers indicated by an (*), whose address is 60 State Street, Boston, Massachusetts 02109.

      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on January 4, 2000.

      The following entity is known by the Fund to be the holder of record of 5% or more of the Fund's shares outstanding on January 4, 2000: Charles Schwab & Co. Inc., Reinvest Account, 101 Montgomery Street, San Francisco, California 94104-4122 (6.0401%).



                             MANAGEMENT ARRANGEMENTS


      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Fund and the Manager, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice-President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Ray Van Cott, Vice President--Information Systems; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, Richard J. Moynihan, W. Michael Petty, Jill C. Shaffro, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holder of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.


      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      Under the Manager's personal securities trading policy (the "Policy"), the Manager's employees must preclear personal transactions in securities not exempt under the Policy. In addition, the Manager's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, the Manager's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. The Manager's portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors. For the fiscal years ended September 30, 1997, 1998 and 1999, the management fees paid by the Fund amounted to $1,760,909, $1,749,203 and $1,706,478, respectively.


      The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      Distributor. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.



                                HOW TO BUY SHARES


      General. Fund shares may be purchased through the Distributor or certain financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.


      The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open for business. For purposes of computing net asset value per share, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."


      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                                  SERVICE PLAN

      Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted, but not implemented, such a plan (the "Service Plan") pursuant to which the Fund may (i) reimburse the Distributor for payments to Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (ii) pay the Manager, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for servicing shareholder accounts, at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets. The Fund's Board believes that there is a reasonable likelihood that the Plan may benefit the Fund and its shareholders.

      Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of Fund shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amount, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


      The Fund is permitted to bear the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund is permitted to bear (a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes and (b) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or 0.005% of the value of the Fund's average daily net assets for such fiscal year. Each item for which a payment may be made under the Service Plan may constitute an expense of distributing Fund shares as the Securities and Exchange Commission construes such term under the Rule.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of a majority of the Fund's shares.


      Management of the Fund currently does not intend to implement the Service Plan and will only do so if prior written notice is given to shareholders.


                            SHAREHOLDER SERVICES PLAN

      The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

      For the fiscal year ended September 30, 1999, the Fund was charged $206,611 pursuant to the Shareholder Services Plan.



                              HOW TO REDEEM SHARES


      Redemption Fee. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 15 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended September 30, 1999, the Fund retained $36 in redemption fees.

      No redemption fee will be charged on the redemption or exchange of shares
(i) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (ii) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (iii) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or
(iv) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.


      Check Redemption Privilege. The Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:



                                          Transfer Agent's
             Transmittal Code             Answer Back Sign

             144295                       144295 TSSG PREP

      If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.


      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.



                              SHAREHOLDER SERVICES


      Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares exchanged where the exchange is made less than 15 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

            A. Exchanges for shares of funds offered without a sales load will be made without a sales load.


            B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


            D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.


      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

      To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.


      Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


      Dreyfus Step Program. The Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.


      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

            A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.


            B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


            C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads) the difference will be deducted.


            D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                        DETERMINATION OF NET ASSET VALUE

      Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Management believes that the Fund has qualified for the fiscal year ended September 30, 1999 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax.

      The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

      For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.

      Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


      Under Section 1256 of the Code, any gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.


      Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

      If the Fund were treated as entering into "straddles" by reason of its engaging in financial futures contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." If no election is made, to the extent the straddle and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the related offsetting position. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain or ordinary income.

      The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

      Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS


      Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.


      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the expenses of its research department.



                             PERFORMANCE INFORMATION


      The Fund's current yield for the 30-day period ended September 30, 1999 was 4.88%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 1999 Federal and State of California effective tax rate of 45.22%, the Fund's tax equivalent yield for the 30-day period ended September 30, 1999 was 8.91%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.


      The tax equivalent yield quoted above represents the application of the highest Federal and State of California marginal personal tax rates presently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. For California personal income tax purposes, a 9.30% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


      The Fund's average annual total return for the 1, 5 and 9.98 year periods ended September 30, 1999 was -3.62%, 5.96% and 6.79%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Fund's aggregate total return for the period October 10, 1989 (commencement of operations) through September 30, 1999 was 92.54%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.

      From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


      From time to time, advertising materials may refer to studies performed by the Manager Corporation or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 &
1997)" or such other studies.



                           INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      The Fund sends annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.




                                   APPENDIX A

                INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

         RISK FACTORS - INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

      The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from the Official Statement issued by the State of California (the "State") for its public bond issue on December 1, 1999. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

State Finances

The Budget Process

       The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

       The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

       Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

       Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

       Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The General Fund

       The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

       The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the time of signing of the 1999 Budget Act, on June 29, 1999, the Department of Finance projected the SFEU would have a balance of about $1.932 billion at June 30, 1999, compared to the original budgeted amount of $1.1 billion. The 1999 Budget Act projects a balance in the SFEU of $880 million at June 30, 2000. See "Current State Budget" below.

Inter-Fund Borrowings

      Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1999, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds. At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

Welfare Reform

       Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Welfare Reform Law") fundamentally reforming the nation's welfare system. Among its many provisions, the Welfare Reform Law includes: (1) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

       California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997 and is called California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs, effective January 1, 1998. Consistent with the Welfare Reform Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

       The long-term impact of the Welfare Reform Law and CalWORKs cannot be determined until there has been more experience and until an independent evaluation of the CalWORKs program is completed. In the short-term, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload trend is projected to have been 646,000 in 1998-99 and to be 602,000 in 1999-00, down from a high of 921,000 cases in 1994-95.

       The 1999 Budget Act proposes expenditures which will continue to meet, but not exceed, the federally-required $2.9 billion combined State and county maintenance-of-effort requirement. Total CalWORKs-related expenditures are estimated to be $7.3 billion for 1998-99 and $7.3 billion for 1999-00, including child care transfer amounts for the Department of Education.

Local Governments

       The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 470 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

       In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then, the State also has provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.

       The 1999 Budget Act includes a $150 million one-time subvention from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide annually up to $50 million relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.

       Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act includes funds to further reduce the county General Fund contribution by an additional $96 million by reducing by 100 percent the contributions of the next 18 smallest counties and by 10 percent the General Fund contribution of the remaining 21 counties.

       The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties also are given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

       In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

State Appropriations Limit

       The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

       Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

       Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may be exceeded in cases of emergency.

       The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local K-14 school districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

       The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

       The following table shows the State's Appropriations Limit for the past four fiscal years and the current fiscal year. As of the enactment of the 1999-2000 Budget, the Department of Finance projects the State's Appropriations Subject to Limitations will be $6.1 billion under the State's Appropriations Limit in Fiscal Year 1999-00.

                           State Appropriations Limit
                                   (Millions)

                                                Fiscal Years
                              1995-96    1996-97   1997-98   1998-99*  1999-00*

State Appropriations Limit    $39,309   $42,002    $44,778   $47,573   $50,673
Appropriations Subject to     (34,186)  (35,103)   (40,743)  (42,674)  (44,528)
Limit                         --------  --------   --------  --------  --------
Amount (Over)/Under Limit      $5,123    $6,899     $4,035    $4,899    $6,145
                              ========  ========   ========  ========  ========

---------------------
* Estimated/Projected

SOURCE: State of California, Department of Finance.

Proposition 98

       On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

       Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "State Finances--State Appropriations Limit" above.

       During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

       In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

       Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1998-99 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 44 percent from the level in place from 1991-92 through 1993-94. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, particularly an initiative to allow each classroom with respect to grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. Since the State expects General Fund revenue growth to continue in 1999-00, there also are new initiatives to increase school safety, improve schools' accountability for pupil performance, provide additional textbooks to schools, fund deferred maintenance projects, increase beginning teacher's salaries and provide performance incentives to teachers. See "Current State Budget" for further discussion of education funding.

Prior Fiscal Years' Financial Results

       The State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years. The last borrowing to spread out the repayment of a budget deficit over the end of a fiscal year was $4.0 billion of revenue anticipation warrants issued in July 1994 and which matured in April 1996.

       The State economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.4 billion in 1997-98 and $1.0 billion in 1998-99) than were initially planned when the budgets were enacted. The accumulated budget deficit from the recession years was finally eliminated with the repayment of the revenue anticipation warrants in April 1996. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives.

       The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

       1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

       In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

       2. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. See "State Finances - Proposition 98" above.

       3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

       4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

       5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

       6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

       The revised 1999-2000 Governor's Budget, released on May 14, 1999 (the "1999 May Revision"), reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1.0 billion above the 1998 Budget Act estimates and $1.6 billion above the initial estimates in the January 1999-2000 Governor's Budget. The 1999 May Revision projected 1998-99 General Fund expenditures of $58.6 billion, about $400 million higher than the January 1999-2000 Governor's Budget estimate. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The 1999 May Revision projected a balance in the SFEU at June 30, 1999 of approximately $1.9 billion, $1.3 billion higher than estimated in January 1999.

Current State Budget

       The discussion below of the 1999-00 Fiscal Year budget is based on the State's estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 1999 Budget Act, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

1999-2000 Fiscal Year Budget

       On January 8, 1999, the Governor released a proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for Fiscal Year 1998-99 and Fiscal Year 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of General Fund expenditures in Fiscal Year 1999-00, with a $415 million SFEU reserve at June 30, 2000.

       The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

       The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used the line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

       The principal features of the 1999 Budget Act include the following:

       1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. See also "State Finances - Proposition 98" above.

       2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

       3. The Budget included increased funding of nearly $600 million for health and human services.

      4. About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

      5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of Fiscal Year 1999-00 and Fiscal Year 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, also were approved at a cost of $54 million in Fiscal Year 1999-00.

      6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.


Economy and Population

Introduction

       California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-94.

Population and Labor Force

       The State's July 1, 1998 population of over 33.4 million represented over 12 percent of the total United States population.

       California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.


       The following table shows California's population data for 1994 through 1998.

                               Population 1994-98

                             % Increase                 % Increase
                                Over                       Over      California
                California   Preceding   United States  Preceding     as % of
Year           Population(a)    Year     Population(a)     Year       United
                                                                      States

1994             31,790,000     0.9        260,292,000     1.0          12.2
1995             32,063,000     0.9        262,761,000     0.9          12.2
1996             32,383,000     1.0        265,179,000     0.9          12.2
1997             32,957,000     1.8        267,636,000     0.9          12.3
1998             33,494,000     1.6        270,029,000     0.9          12.4

--------------
(a) Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; State of California, Department of Finance.

      The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 1998.

                                   Labor Force
                                     1993-98

           Labor Force Trends (Thousands)        Unemployment Rate (%)

              Labor                                             United
Year          Force        Employment            California     States

1993         15,359          13,918                 9.4           6.9
1994         15,450          14,122                 8.6           6.1
1995         15,412          14,203                 7.8           5.6
1996         15,511          14,391                 7.2           5.4
1997         15,941          14,937                 6.3           4.9
1998         16,330          15,361                 5.9           4.5
-----------------

SOURCE:     State of California, Employment Development Department.

Employment, Income, Construction and Export Growth

      The following table shows California's nonagricultural employment distribution and growth for 1990 and 1998.

                       Payroll Employment By Major Sector
                                  1990 and 1998

                                  Employment                  % Distribution
                                  (Thousands)                       of
                                                                 Employment

Industry Sector                  1990        1998            1990        1998
Mining................              39         25              0.3         0.2
Construction..........             605        602              4.8         4.4
Manufacturing.........
   Nondurable Goods...             721        729              5.7         5.4
   High Technology....             686        534              5.4         3.9
   Other Durable goods             690        697              5.4         5.1
Transportation and                 624        694              4.9         5.1
Utilities.............
Wholesale and Retail             3,002      3,122             23.7        23.0
Trade
Finance, Insurance
   and Real Estate....             825        798              6.5         5.9
Services..............           3,395      4,220             26.8        31.1
Government
   Federal............             362        269              2.9         2.0
   State and Local....           1,713      1,894             13.5        13.9
   TOTAL                        ------     -------          --------    -------
   NONAGRICULTURAL....          12,662     13,584            100         100
                                ======     =======          ========    =======

SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

      The following tables show California's total and per capita income patterns for selected years.
                                   Total Personal Income 1993-98
                                            California
                                                                      California
                                                                        % of
Year                         Millions           % Change             U.S.
1993                         $698,130               2.0*              12.8
1994a                         718,321               2.9               12.5
1995                          754,269               5.0               12.4
1996                          798,020               5.8               12.5
1997                          846,017               6.0               12.5
1998b                         904,444               6.9               12.7

* Change from prior year.
a Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
b  Estimated by the State of California, Department of Finance.
Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.


                                 Per Capita Personal Income 1993-98

                                                                      California
                                               United                   % of
Year                 California   % Change     States     % Change      U.S.
1993................   $22,388        1.0*    $21,220         3.3*       105.5
1994a...............    22,899        2.3      22,056         3.9        103.8
1995................    23,901        4.4      23,063         4.6        103.6
1996................    25,050        4.8      24,169         4.8        103.6
1997................    26,218        4.7      25,298         4.7        103.6
1998................   27,116b        3.4     26,368c         4.2        102.8

*  Change from prior year
a Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
b  Estimated by the State of California, Department of Finance.
c  Estimated by the U.S. Department of Commerce, Bureau of Economic Analysis.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.

Litigation

      The State is a party to numerous legal proceedings. The following are the more significant lawsuits pending against the State, as reported by the Office of the Attorney General.

      On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates asking the Commission on State Mandates to determine whether the property tax shift from counties to school districts beginning in 1993-94 is a reimbursable state mandated cost. See "State Finances - Local Governments" above. The test claim was heard on October 29, 1998, and the Commission on State Mandates found in favor of the State. In March 1999, Sonoma County filed suit in the Superior Court to overturn the Commission on State Mandate's decision. In October 1999, a Sonoma County Superior Court Judge ruled in favor of the County. The State will continue to contest this lawsuit. Should the courts ultimately find in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

       On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

       The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates (COSM)). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case then was brought to the trial court by the State and later remanded to the COSM for redetermination. The COSM since has expanded the claim to include supplemental claims filed by several other institutions. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion. The Commission on State Mandates issued a decision in December 1998 determining that a small number of components of the State's special education program are state mandated local costs. The administrative proceeding is in the "parameters and guidelines" stage where the commission is considering whether and to what extent the costs associated with the state mandated components of the special education program are offset by funds that the State already allocates to that program. The State's position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate finding.

       In Capitola Land v. Anderson and other related state and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services ("DHHS") to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The State Legislature enacted a statute that conditioned State compliance with the Capitola judgment on receipt of federal funding (50% contribution). The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs' petition for review was denied by the California Supreme Court. However, the State continues to pursue federal funding in federal court. If, as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

       In January 1997, California experienced major flooding in six different areas with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. A substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. The State is vigorously defending the action.

       In Just Say No to Tobacco Dough Campaign v. State of California, the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995, for related disease research. If the State loses, the General Fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund, an agency fund, for approximately $166 million. However, the superior court issued an order in December 1998 granting the State's demurrer to the entire action and dismissing the case. The superior court thereafter reconsidered its ruling and allowed plaintiffs to amend their complaint. The State demurred to the amended complaint. In July 1999, the court again sustained the State's demurrer to the amended complaint and issued a judgment dismissing the case. Plaintiffs appealed. The matter will be briefed and will be scheduled for oral argument before the court.

       The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California Tax Laws. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. On August 13, 1998, the court issued a judgment against the Franchise Tax Board on both issues. The Franchise Tax Board has appealed the judgment. Briefing is underway. If both sections of the California tax law are invalidated and all dividends become deductible, General Fund collections in the future would be reduced annually in the $200-$250 million range for all taxpayers.

       The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers and trial is currently set for January 16, 2001.

       The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. Plaintiffs have petitioned the California Supreme Court for review.

       The State is a defendant in a statewide action, Emily Q., et al. v. Belshe, et al., in which plaintiffs seek to compel a change in early screening procedures for children with mental health needs. A preliminary injunction was issued, requiring changes in the screening procedures. The Department of Health Services, in conjunction with the Department of Mental Health, is in the process of complying with the injunction. No hearing has been scheduled on the petition for permanent injunction. The Department of Mental Health estimates the annual cost to the State for implementation of a permanent injunction to be approximately $13 million.

       Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is vigorously defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future.

       The State is involved in two refund actions, Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case filed by retail tobacconists in San Diego seeks a refund of $5 million. The State is vigorously contesting these cases. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.

       The State is involved in two cases challenging the constitutionality of the interest offset provisions of the Revenue and Taxation Code. Plaintiffs in
F. W. Woolworth Co. and Kinney Shoe Corporation v. Franchise Tax Board seek a refund of over $15 million. The Woolworth case was tried in July 1995 and judgment was entered for the Franchise Tax Board. The judgment was upheld on appeal and the plaintiffs' petition for review in the California Supreme Court was denied. On June 7, 1999, plaintiffs filed a petition for writ of certiorari in the United States Supreme Court. The Franchise Tax Board filed its opposition to the petition for writ of certiorari on August 5, 1999.

       Hunt-Wesson, Inc. v. Franchise Tax Board was tried in February 1997 with judgment for the taxpayer. The judgment was reversed on appeal and plaintiffs petition for review in the California Supreme Court was denied. On September 28, 1999, the United States Supreme Court granted the taxpayer's petition for writ of certiorari. The Franchise Tax Board estimates that if the interest-offset provisions are declared unconstitutional, the result would involve potential reduction of state revenues in the $90 million range annually, with past year collection and interest exposure of $500 million.

       Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue and Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and briefing is due to be completed in October 1999. The Franchise Tax Board estimates that the cost would be $150 million annually if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.

       Jordan, et al. v. Department of Motor Vehicles, et al. and Josephs v. Zolin, et al. challenge the validity of the Vehicle Smog Impact Fee, a $300 fee which is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The Jordan plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. The Josephs case is a class action civil rights case brought against the current and former directors of the Department of Motor Vehicles in their individual capacities claiming the collection of the Vehicle Smog Impact Fee violates the interstate commerce, equal protection, and privileges and immunities clauses of the United States Constitution. In October 1999, the Court of Appeals upheld a trial court judgment for the plaintiffs in the Jordan case, and the State has declined to appeal further. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $350 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. The exposure to the State if the fees are refunded in full could be up to $800 million.

       Craig Brown, et al. v. Department of Health and Human Services, et al. is a Federal Mandate Proceeding. In fiscal years 1991-92 and 1992-93, the State used credits from three Public Employees Retirement System accounts in place of General Fund employer pension contributions. The DHHS has determined that federally funded programs were overcharged in these fiscal years because they did not receive the pension credits the State programs received and that California owes the federal government $120 million for overpayments plus an additional $80 million in interest through mid 1999. The DHHS Grant Appeals Board upheld this determination. The present case is aimed at overturning the DHHS determination. On June 6, 1999, the court ruled against the State. The State has appealed to the Ninth Circuit. The estimated potential loss is over $220 million which would be payable from the General Fund or, possibly, recovered by the federal government through offsets against current grant payments to the State.

       PTI, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import/re-entry business, seeking to overturn the tobacco Master Settlement Agreement ("MSA") entered between 46 states and the tobacco industry in November 1998. See "State Finances - Tobacco Litigation" above. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the State and State officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. A motion to dismiss the complaint is currently scheduled for hearing in February 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50% will go directly to the State's General Fund and the other 50% directly to the State's 58 counties and 4 largest cities).

       Arnett v. California Public Employees Retirement System, et. al. was filed by seven former employees of the State of California and local agencies seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967. Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint for failure to state a claim. The State may seek further review in the United States Supreme Court. However, the case has now been remanded back to the District Court and trial will most likely occur in December 2000. In the event of an unfavorable result, CalPERS has estimated the liability to the State as approximately $315.5 million.

Year 2000-Related Information Technology

       The State's reliance on information technology in every aspect of its operations made year 2000-related ("Y2K") information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, was responsible for ensuring the State's information technology processes were fully functional before the year 2000.

       The DOIT estimates total Y2K costs identified by the departments under its supervision at about $357 million. These costs are part of much larger overall IT costs incurred annually by the State, including costs incurred by certain independent State entities, such as the judiciary, the Legislature, the University of California and California State University System. Furthermore, cost estimates for embedded systems only apply to the subset of embedded systems posing the highest risk to essential programs. For fiscal year 1999-00, the Legislature created a fund of $33.5 million ($13.5 million General Fund) for unanticipated Y2K costs, which can be increased if necessary.

                                   APPENDIX B

      Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

      An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


                                       AA

      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                        A

      Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

      General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

      Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.
                                       BBB

      Of the investment grade, this is the lowest.

      General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

      Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC, CC, C

      Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

      Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                        B

      Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

      Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                       CC

      The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

      The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                        D

      Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Municipal Note Ratings

                                      SP-1

      The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

      The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                                       Aaa

      Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       Baa

      Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

      Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                       Ca

      Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

      Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

      Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

      A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

      Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Rating

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternative liquidity.

      Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

      Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

      Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

      Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

      Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

      Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

      Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

      Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

      Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

      Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

      Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

      Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

      Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

      Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.


                  GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

                            PART C. OTHER INFORMATION
                          --------------------------



Item 23.   Exhibits
-------    --------

   (a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on January 26, 1996.

   (b)     Registrant's By-Laws, as amended.

   (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on November 29, 1994.

   (e) Distribution Agreement as amended. Forms of Service Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on November 29, 1994.

   (g) Amended and Restated Custody Agreement and forms of Sub-Custodian Agreements are incorporated by reference to Exhibits (8)(a) and
           (8)(b), respectively of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on January 26, 1996.

   (h)     Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on November 29, 1994.

   (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on January 26, 1996.

   (j)     Consent of Independent Auditors.

   (m)     Rule 12b-1 Service Plan is incorporated by reference to Exhibit
           (15) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on November 29, 1994.



         Other Exhibits

                (a)  Powers of Attorney.

                (b)  Certificate of Secretary.

Item 24. Persons Controlled by or under Common Control with Registrant
-------  -------------------------------------------------------------

         Not Applicable

Item 25. Indemnification


         Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on January 26, 1996 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by
         Article VIII of the Registrant's By-Laws filed as Exhibit (b) hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


         Reference is made to the Distribution Agreement, as amended.


Item 26. Business and Other Connections of Investment Adviser
-------  ----------------------------------------------------

             The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26           Business and Other Connections of Investment Adviser (continued)

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held              Dates
Christopher M. Condron             Franklin Portfolio Associates, LLC*   Director                   1/97 - Present
Chairman of the Board and
Chief Executive Officer            TBCAM Holdings, Inc.*                 Director                   10/97 - Present
                                                                         President                  10/97 - 6/98
                                                                         Chairman                   10/97 - 6/98

                                   The Boston Company                    Director                   1/98 - Present
                                   Asset Management, LLC*                Chairman                   1/98 - 6/98
                                                                         President                  1/98 - 6/98

                                   The Boston Company                    President                  9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                   4/95 - 1/98
                                                                         Director                   4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                   1/97 - Present


                                   Certus Asset Advisors Corp.**         Director                   6/95 -Present

                                   Mellon Capital Management             Director                   5/95 -Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                    5/95 -1/98

                                   Mellon Equity Associates, LLP+        Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                    5/95 - 1/98

                                   Boston Safe Advisors, Inc. *          Director                   5/95 - Present
                                                                         President                  5/95 - Present

                                   Mellon Bank, N.A. +                   Director                   1/99 - Present
                                                                         Chief Operating Officer    3/98 - Present
                                                                         President                  3/98 - Present
                                                                         Vice Chairman              11/94 - 3/98

                                   Mellon Financial Corporation+         Chief Operating Officer    1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              11/94 - 1/99
Christopher M. Condron             The Boston Company, Inc.*             Vice Chairman              1/94 - Present
Chairman and Chief Executive                                             Director                   5/93 - Present
Officer
(Continued)                        Laurel Capital Advisors, LLP+         Exec. Committee            1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                    10/93 - 1/98


                                   Boston Safe Deposit and Trust         Director                   5/93 -Present
                                   Company*

                                   The Boston Company Financial          President                  6/89 - Present
                                   Strategies, Inc. *                    Director                   6/89 - Present


Mandell L. Berman                  Self-Employed                         Real Estate Consultant,    11/74 -  Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

Burton C. Borgelt                  DeVlieg Bullard, Inc.                 Director                   1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+         Director                   6/91 - Present

                                   Mellon Bank, N.A. +                   Director                   6/91 - Present

                                   Dentsply International, Inc.          Director                   2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                   3/93 - Present
                                   Lincolnshire, IL

Stephen E. Canter                  Dreyfus Investment                    Chairman of the Board      1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                   5/95 - Present
Officer, Chief Investment                                                President                  5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                   2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee        1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee        1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates, LLC*   Director                   2/99 - Present

                                   Franklin Portfolio Holdings, Inc.*    Director                   2/99 - Present

                                   The Boston Company Asset              Director                   2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                   2/99 - Present

                                   Mellon Capital Management             Director                   1/99 - Present
                                   Corporation***



Stephen E. Canter                  Founders Asset Management, LLC****    Member, Board of           12/97 - Present
President, Chief Operating                                               Managers
Officer, Chief Investment                                                Acting Chief Executive     7/98 - 12/98
Officer, and Director                                                    Officer
(Continued)
                                   The Dreyfus Trust Company+++          Director                   6/95 - Present
                                                                         Chairman                   1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Chief Executive Officer    1/99 - Present

Thomas F. Eggers                   Dreyfus Service Corporation++         Executive Vice President   4/96 - Present
Vice Chairman - Institutional                                            Director                   9/96 - Present
and Director
                                   Founders Asset Management, LLC****    Member, Board of Managers  2/99 - Present

                                   Dreyfus Investment Advisors, Inc.     Director                   1/00 - Present


                                   Dreyfus Service Organization++        Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                   11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

Steven G. Elliott                  Mellon Financial Corporation+         Senior Vice Chairman       1/99 - Present
Director                                                                 Chief Financial Officer    1/90 - Present
                                                                         Vice Chairman              6/92 - 1/99
                                                                         Treasurer                  1/90 - 5/98

                                   Mellon Bank, N.A.+                    Senior Vice Chairman       3/98 - Present
                                                                         Vice Chairman              6/92 - 3/98
                                                                         Chief Financial Officer    1/90 - Present

                                   Mellon EFT Services Corporation       Director                   10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                   1/96 - Present
                                   Corporation #1                        Vice President             1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President             5/93 - Present

                                   APT Holdings Corporation              Treasurer                  12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                   12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                 10/90 - 2/99
                                   500 Grant Street                      Director                   9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President             9/88 - 2/99
                                                                         Treasurer                  9/88 - 2/99




Steven G. Elliott                  Mellon Financial Company+             Principal Exec. Officer    1/88 - Present
Director (Continued)                                                     Chief Executive Officer    8/87 - Present
                                                                         Director                   8/87 - Present
                                                                         President                  8/87 - Present

                                   Mellon Overseas Investments           Director                   4/88 - Present
                                   Corporation+


                                   Mellon Financial Services             Treasurer                  12/87 - Present
                                   Corporation +

                                   Mellon Financial Markets, Inc.+       Director                   1/99 - Present

                                   Mellon Financial Services             Director                   1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                   1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                   1/99 - Present

Lawrence S. Kash                   Dreyfus Investment                    Director                   4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                   11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer    11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                   1/95 - 2/99
                                                                         President                  9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                   3/96 - 12/98
                                                                         President                  10/96 - 12/98

                                   Dreyfus Service                       Director                   12/94 - 3/99
                                   Organization, Inc.++                  President                  1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                   1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                   5/97 - 3/99
                                   Massachusetts, Inc.++++               President                  5/97 - 3/99
                                                                         Director                   5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                   1/97 - 1/99
                                                                         President                  2/97 - 1/99
                                                                         Chief Executive Officer    2/97 - 1/99
                                                                         Director                   12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                   5/97 - 6/99
                                   Corporation++                         President                  5/97 - 6/99
                                                                         Director                   12/94 - 6/99

                                   Founders Asset Management, LLC****    Member, Board of Managers  12/97 - Present

                                   The Boston Company Advisors,          Chairman                   12/95 - Present
                                   Inc.                                  Chief Executive Officer    12/95 - Present
                                   Wilmington, DE                        President                  12/95 - Present

Lawrence S. Kash                   The Boston Company, Inc.*             Director                   5/93 - Present
Vice Chairman                                                            President                  5/93 - Present
And Director (Continued)
                                   Mellon Bank, N.A.+                    Executive Vice President   6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                   1/98 - 8/98
                                                                         Executive Committee        1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer    1/98 - 8/98
                                                                         President                  1/98 - 8/98


                                   Laurel Capital Advisors, Inc. +       Trustee                    12/91 - 1/98
                                                                         Chairman                   9/93 - 1/98
                                                                         President and CEO          12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                   5/93 - Present
                                                                         President                  5/93 - Present

Martin G. McGuinn                  Mellon Financial Corporation+         Chairman                   1/99 - Present
Director                                                                 Chief Executive Officer    1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                   3/98 - Present
                                                                         Chief Executive Officer    3/98 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman              12/96 - Present

                                   Mellon Bank (DE) National             Director                   4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                   1/96 - 4/98
                                   Association
                                   Rockville, Maryland


J. David Officer                   Dreyfus Service Corporation++         Executive Vice President   5/98 - Present
Vice Chairman                                                            Director                   3/99 - Present
And Director
                                   Dreyfus Service Organization, Inc.++  Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                   3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                   10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                   4/97 - Present


                                   Mellon Trust of Florida, N.A.         Director                   8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President   7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman              1/97 - Present
                                                                         Director                   7/96 - Present

J. David Officer                   Mellon Preferred Capital              Director                   11/96 - Present
Vice Chairman and                  Corporation*
Director (Continued)
                                   RECO, Inc.*                           President                  11/96 - Present
                                                                         Director                   11/96 - Present

                                   The Boston Company Financial          President                  8/96 - Present
                                   Services, Inc.*                       Director                   8/96 - Present

                                   Boston Safe Deposit and Trust         Director                   7/96 - Present
                                   Company*                              President                  7/96 - 1/99



                                   Mellon Trust of New York              Director                   6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                   6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071


                                   Mellon United National Bank           Director                   3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                   12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                   9/96 - Present

                                   Dreyfus Investment Services           Director                   4/96 - Present
                                   Corporation+

Richard W. Sabo                    Founders Asset Management LLC****     President                  12/98 - Present
Director                                                                 Chief Executive Officer    12/98 - Present

                                   Prudential Securities
                                   New York, NY                          Senior Vice President      07/91 - 11/98
                                                                         Regional Director          07/91 - 11/98

Richard F. Syron                   Thermo Electron                       President                  6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer    6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                   4/94 -6/99
                                   86 Trinity Place                      Chief Executive Officer    4/94 - 6/99
                                   New York, NY 10006

Ronald P. O'Hanley                 Franklin Portfolio Holdings, Inc.*    Director                   3/97 - Present
Vice Chairman
                                   TBCAM Holdings, Inc.*                 Chairman                   6/98 - Present
                                                                         Director                   10/97 - Present

                                   The Boston Company Asset              Chairman                   6/98 - Present
                                   Management, LLC*                      Director                   1/98 - 6/98


                                   Boston Safe Advisors, Inc. *          Chairman                   6/97 - Present
                                                                         Director                   2/97 - Present

                                   Pareto Partners                       Partner Representative     5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                   5/97 -Present
Ronald P. O'Hanley                 Corporation***
Vice Chairman
(Continued)                        Certus Asset Advisors Corp.**         Director                   2/97 - Present

                                   Mellon Bond Associates+               Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon Equity Associates+             Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon-France Corporation+            Director                   3/97 - Present

                                   Laurel Capital Advisors+              Trustee                    3/97 - Present

Mark N. Jacobs                     Dreyfus Investment                    Director                   4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                  10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                   3/96 - Present

                                   The TruePenny Corporation++           President                  10/98 - Present
                                                                         Director                   3/96 - Present

                                   Dreyfus Service                       Director                   3/97 - 3/99
                                   Organization, Inc.++


William H. Maresca                 The Dreyfus Trust Company+++          Chief Financial Officer    3/99 - Present
Controller                                                               Treasurer                  9/98 - Present
                                                                         Director                   3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer    12/98 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                  10/98 -Present

                                   Dreyfus Investment                    Treasurer                  10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President             10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President             10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                  10/98 - 12/98

                                   The Trotwood Corporation++            Vice President             10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President             10/98 - Present

William H. Maresca                 Trotwood Hunters Site A Corp. ++      Vice President             10/98 - Present
Controller (Continued)
                                   Dreyfus Transfer, Inc.                Chief Financial Officer    5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                  3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer       3/93 - 3/99

                                   Dreyfus Insurance Agency of
                                   Massachusetts, Inc.++++               Assistant Treasurer        5/98 - Present

William T. Sandalls, Jr.           Dreyfus Transfer, Inc.                Chairman                   2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                   1/96 - Present
                                                                         Executive Vice President   2/97 - Present
                                                                         Chief Financial Officer    2/97-12/98

                                   Dreyfus Investment                    Director                   1/96 - Present
                                   Advisors, Inc.++                      Treasurer                  1/96 - 10/98


                                   Dreyfus-Lincoln, Inc.                 Director                   12/96 - Present
                                   4500 New Linden Hill Road             President                  1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                   1/96 - 10/98
                                                                         Treasurer                  10/96 - 10/98

                                   The Dreyfus Consumer                  Director                   1/96 - Present
                                   Credit Corp.++                        Vice President             1/96 - Present
                                                                         Treasurer                  1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                   1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                  10/96- 3/99
                                   Inc.++


                                   Dreyfus Insurance Agency of           Director                   5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                  5/97- 3/99
                                                                         Executive Vice President   5/97 - 3/99

Diane P. Durnin                    Dreyfus Service Corporation++         Senior Vice President -    5/95 - 3/99
Vice President - Product                                                 Marketing and
Development                                                              Advertising Division

Patrice M. Kozlowski               None
Vice President - Corporate
Communications

Mary Beth Leibig                   None
Vice President -
Human Resources

Theodore A. Schachar               Dreyfus Service Corporation++         Vice President -Tax        10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                   6/99 - Present
                                   Corporation ++                        President                  6/99 - Present

                                   Dreyfus Investment Advisors, Inc.++   Vice President - Tax       10/96 - Present

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax       10/96 - 12/98

                                   Dreyfus Service Organization, Inc.++  Vice President - Tax       10/96 - Present

Wendy Strutt                       None
Vice President

Richard Terres                     None
Vice President

Andrew S. Wasser                   Mellon Financial Corporation+         Vice President             1/95 - Present
Vice-President -
Information Systems

James Bitetto                      The TruePenny Corporation++           Secretary                  9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary        8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary        7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary        7/98 - Present
                                   Organization, Inc.++

Steven F. Newman                   Dreyfus Transfer, Inc.                Vice President             2/97 - Present
Assistant Secretary                One American Express Plaza            Director                   2/97 - Present
                                   Providence, RI 02903                  Secretary                  2/97 - Present

                                   Dreyfus Service                       Secretary                  7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary        5/98 - 7/98




------------------------------------
*     The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**    The address of the business so  indicated  is One Bush Street,  Suite 450, San Francisco, California 94104.
***   The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.
+     The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++    The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++   The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++  The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.


Item 27.   Principal Underwriters
--------   ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:


      1)   Comstock Partners Funds, Inc.
      2)   Dreyfus A Bonds Plus, Inc.
      3)   Dreyfus Appreciation Fund, Inc.
      4)   Dreyfus Asset Allocation Fund, Inc.
      5)   Dreyfus Balanced Fund, Inc.
      6)   Dreyfus BASIC GNMA Fund
      7)   Dreyfus BASIC Money Market Fund, Inc.
      8)   Dreyfus BASIC Municipal Fund, Inc.
      9)   Dreyfus BASIC U.S. Government Money Market Fund
      10)  Dreyfus California Intermediate Municipal Bond Fund
      11)  Dreyfus California Tax Exempt Bond Fund, Inc.
      12)  Dreyfus California Tax Exempt Money Market Fund
      13)  Dreyfus Cash Management
      14)  Dreyfus Cash Management Plus, Inc.
      15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
      16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
      17)  Dreyfus Florida Intermediate Municipal Bond Fund
      18)  Dreyfus Florida Municipal Money Market Fund
      19)  The Dreyfus Fund Incorporated
      20)  Dreyfus Global Bond Fund, Inc.
      21)  Dreyfus Global Growth Fund
      22)  Dreyfus GNMA Fund, Inc.
      23)  Dreyfus Government Cash Management Funds
      24)  Dreyfus Growth and Income Fund, Inc.
      25)  Dreyfus Growth and Value Funds, Inc.
      26)  Dreyfus Growth Opportunity Fund, Inc.
      27)  Dreyfus Debt and Equity Funds
      28)  Dreyfus Index Funds, Inc.
      29)  Dreyfus Institutional Money Market Fund
      30)  Dreyfus Institutional Preferred Money Market Fund
      31)  Dreyfus Institutional Short Term Treasury Fund
      32)  Dreyfus Insured Municipal Bond Fund, Inc.
      33)  Dreyfus Intermediate Municipal Bond Fund, Inc.
      34)  Dreyfus International Funds, Inc.
      35)  Dreyfus Investment Grade Bond Funds, Inc.
      36)  Dreyfus Investment Portfolios
      37)  The Dreyfus/Laurel Funds, Inc.
      38)  The Dreyfus/Laurel Funds Trust
      39)  The Dreyfus/Laurel Tax-Free Municipal Funds
      40)  Dreyfus LifeTime Portfolios, Inc.
      41)  Dreyfus Liquid Assets, Inc.
      42)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
      43)  Dreyfus Massachusetts Municipal Money Market Fund
      44)  Dreyfus Massachusetts Tax Exempt Bond Fund
      45)  Dreyfus MidCap Index Fund 46) Dreyfus Money Market Instruments, Inc.
      47)  Dreyfus Municipal Bond Fund, Inc.
      48)  Dreyfus Municipal Cash Management Plus
      49)  Dreyfus Municipal Money Market Fund, Inc.
      50)  Dreyfus New Jersey Intermediate Municipal Bond Fund
      51)  Dreyfus New Jersey Municipal Bond Fund, Inc.
      52)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
      53)  Dreyfus New Leaders Fund, Inc.
      54)  Dreyfus New York Insured Tax Exempt Bond Fund
      55)  Dreyfus New York Municipal Cash Management
      56)  Dreyfus New York Tax Exempt Bond Fund, Inc.
      57)  Dreyfus New York Tax Exempt Intermediate Bond Fund
      58)  Dreyfus New York Tax Exempt Money Market Fund
      59)  Dreyfus U.S. Treasury Intermediate Term Fund
      60)  Dreyfus U.S. Treasury Long Term Fund
      61)  Dreyfus 100% U.S. Treasury Money Market Fund
      62)  Dreyfus U.S. Treasury Short Term Fund
      63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
      64)  Dreyfus Pennsylvania Municipal Money Market Fund
      65)  Dreyfus Premier California Municipal Bond Fund
      66)  Dreyfus Premier Equity Funds, Inc.
      67)  Dreyfus Premier International Funds, Inc.
      68)  Dreyfus Premier GNMA Fund
      69)  Dreyfus Premier Worldwide Growth Fund, Inc.
      70)  Dreyfus Premier Municipal Bond Fund
      71)  Dreyfus Premier New York Municipal Bond Fund
      72)  Dreyfus Premier State Municipal Bond Fund
      73)  Dreyfus Premier Value Equity Funds
      74)  Dreyfus Short-Intermediate Government Fund
      75)  Dreyfus Short-Intermediate Municipal Bond Fund
      76)  The Dreyfus Socially Responsible Growth Fund, Inc.
      77)  Dreyfus Stock Index Fund
      78)  Dreyfus Tax Exempt Cash Management
      79)  The Dreyfus Third Century Fund, Inc.
      80)  Dreyfus Treasury Cash Management
      81)  Dreyfus Treasury Prime Cash Management
      82)  Dreyfus Variable Investment Fund
      83)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
      84)  Founders Funds, Inc.
      85)  General California Municipal Bond Fund, Inc.
      86)  General California Municipal Money Market Fund
      87)  General Government Securities Money Market Funds, Inc.
      88)  General Money Market Fund, Inc.
      89)  General Municipal Bond Fund, Inc.
      90)  General Municipal Money Market Funds, Inc.
      91)  General New York Municipal Bond Fund, Inc.
      92)  General New York Municipal Money Market Fund


(b)
                                                             Positions and
Name and principal         Positions and offices with        offices with
business address           the Distributor                   Registrant
__________________         ___________________________       _____________

Marie E. Connolly+         Director, President, Chief        President and
                           Executive Officer and Chief       Treasurer
                           Compliance Officer

Joseph F. Tower, III+      Director, Senior Vice President,  Vice President
                           Treasurer and Chief Financial     and Assistant
                           Officer                           Treasurer

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer



Jean M. O'Leary+           Assistant Vice President,         None
                           Assistant Secretary and
                           Assistant Clerk

William J. Nutt+           Chairman of the Board             None

Stephanie D. Pierce++      Vice President                    Vice President,
                                                             Assistant Secretary
                                                             and Assistant
                                                             Treasurer

Patrick W. McKeon+         Vice President                     None

Joseph A. Vignone+         Vice President                     None


________________________________
 +   Principal business address is 60 State Street, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.



Item 28.             Location of Accounts and Records
_______              ________________________________


                     1.    Mellon Bank, N.A.
                           One Mellon Bank Center
                           Pittsburgh, Pennsylvania 15258


                     2.    Dreyfus Transfer, Inc.
                           P.O. Box 9671
                           Providence, Rhode Island 02940-9671

                     3.    The Dreyfus Corporation
                           200 Park Avenue
                           New York, New York 10166

Item 29.   Management Services
_______    ___________________

           Not Applicable

Item 30.   Undertakings
_______    ____________


             None





                                  SIGNATURES
                                  ___________


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of January, 2000.


                GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.


                BY:  /s/Marie E. Connolly*
                     --------------------------------------
                     Marie E. Connolly, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                         Title                        Date
__________________________      ______________________________      __________


/s/Marie E. Connolly*           President and Treasurer              01/28/00
--------------------------      (Principal Executive Officer)
Marie E. Connolly

/s/Joseph F. Tower, III*        Assistant Treasurer (Principal       01/28/00
--------------------------      Financial and Accounting Officer)
Joseph F. Tower, III

/s/Joseph S. DiMartino*         Chairman of the Board of Directors   01/28/00
--------------------------
Joseph S. DiMartino

/s/Clifford L. Alexander, Jr.*  Director                             01/28/00
--------------------------
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*              Director                             01/28/00
--------------------------
Peggy C. Davis

/s/Ernest Kakfa*                Director                             01/28/00
--------------------------
Ernest Kafka

/s/Nathan Leventhal*            Director                             01/28/00
--------------------------
Nathan Leventhal


*BY:  /s/Stephanie Pierce
      -----------------------
      Stephanie Pierce
      Attorney-in-Fact


      GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.


                              INDEX OF EXHIBITS
           (b)  By-Laws.

           (e)  Distribution Agreement.

           (j)  Consent of Independent Auditors.


      Other Exhibits

           (a)   Power of Attorney.

           (b)  Certificate of Assistant Secretary.